UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

Columbus McKinnon Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Columbus McKinnon Corporation

Important Notice Regarding the Availability

of Proxy Materials

Shareholders Meeting to be held on

July 24, 2023

For Shareholders of record as of May 30, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain instructions on how to attend the meeting, go to: www.proxydocs.com/CMCO

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CMCO

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 14, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/CMCO	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Columbus McKinnon Corporation

Meeting Type:    Annual Meeting of Shareholders

Date:   Monday, July 24, 2023

Time:  10:00 AM, Eastern Time

Place: Annual Meeting to be held live via the Internet - please visit

            www.proxydocs.com/CMCO for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CMCO

SEE REVERSE FOR FULL AGENDA

Columbus McKinnon Corporation

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1.	To elect 9 Directors to hold office until the 2024 Annual Meeting and until their successors have been elected and qualified;

1.01 Gerald G. Colella

1.02 Kathryn V. Roedel

1.03 David J. Wilson

1.04 Heath A. Mitts

1.05 Aziz S. Aghili

1.06 Jeanne Beliveau-Dunn

1.07 Michael Dastoor

1.08 Chad R. Abraham

1.09 Rebecca Yeung

2.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2024;

3.	To conduct a shareholder advisory vote on the compensation of our named executive officers;

4.	To conduct a shareholder advisory vote on the frequency of our shareholder vote with respect to the compensation of our named executive officers; and

5.	To act upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.